UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/16 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
December 31, 2016:
$2,081,732

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2016.
While the Fund posted solid absolute gains, it underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index1, for the annual period. Still, it is worth noting that the Fund outpaced the category average return of its peers for the one-year period ended December 31, 2016 (allocation 85%+ equity category), as measured by Morningstar,2 placing in the top quartile.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2016, especially given the newsworthy events of the annual period.
Economic Review
For the first three quarters of 2016, U.S. Gross Domestic Product (GDP) averaged 1.9%, which was weaker than the 2.2% growth rate registered in the previous year’s first three quarters. That said, third quarter 2016 U.S. GDP came in at a better than expected 3.5%, the strongest growth rate in two years. Significant improvement in consumer spending was responsible for most of the economy’s growth, due in large part to ongoing improvement in the labor market. U.S. unemployment declined from 5.0% to 4.7%, and average hourly earnings, following a period of stagnation, began to rise modestly. Manufacturing was a major weak link, showing subpar growth, although it picked up in the final quarter of the year. According to the Atlanta Federal Reserve, the U.S. economy was on track to grow at a 2.8% percent annualized pace in the fourth quarter of 2016 following a stronger than forecasted rise in housing starts in December.
The surprise election of Donald Trump, in the fourth quarter of 2016, raised investor expectations for economic growth given policies he promised to implement in 2017 and 2018. Equity markets rallied, while bond markets saw prices drop and interest rates rise, as expectations heightened for a more hawkish Federal Reserve (Fed). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Inflationary expectations also increased, pushing up interest rates. Additionally, energy prices, which had been depressed for much of the year, rallied as the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement to limit production in 2017. The Consumer Price Index (CPI) started to show

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

gains during the annual period. Headline CPI rose 2.1% year over year before seasonal adjustment as of December 2016, a figure that steadily rose since July 2016 and the largest 12-month increase since the period ending June 2014. Core inflation, which excludes food and energy, was up 2.2% in December 2016 from a year earlier. Notably, while the food segment of the CPI declined 0.2% during the 12 months ended December 31, 2016, the energy segment of the CPI rose 5.4% over the same 12-month span.
Lackluster economic growth, coupled with modest inflation, kept the Fed from tightening credit for most of the year. However, it was because of these increased inflationary pressures during the second half of the year, along with economic improvement in the fourth quarter, that the Fed decided to raise interest rates — by 0.25% — near year-end. The December 2016 interest rate hike was the first since the end of 2015. At the end of the annual period, as core inflation had hit — and surpassed — the Fed’s target of 2%, investors expected further tightening by the Fed in 2017. From a low of 1.4% reached in July 2016, the 10-year U.S. Treasury note yield finished the year at 2.45%.
Throughout 2016, even as U.S. GDP remained somewhat sluggish, the U.S. economy remained the world’s largest and seemingly most robust. While U.S. monetary policy embarked on a tightening path, the European Union, including Germany, France and Italy, as well as the Pacific Rim country of Japan maintained their easier monetary policies given persistently weak economic growth and inflation deemed too low in those regions. These accommodative monetary policies kept Europe’s interest rates low and Japan’s in negative territory, fostering, in turn, a strong appetite for U.S. bonds with their relatively more attractive yields. In addition, the strength of the U.S. dollar encouraged global investors to purchase U.S. bonds during the annual period.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 11.96% during the 12 months ended December 31, 2016. Outside of the U.S., performance of equity markets varied, with emerging markets equities overall significantly outperforming developed markets equities.
As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more traditionally defensive sectors and to energy stocks. U.S. and international equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, U.S. and international equity markets then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. International equities rallied strongly, supported by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened, causing U.S. equities to sell off. In early September 2016, equities fell, as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. There was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. and international equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the president-elect’s stated fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from international equity market returns when expressed in U.S. dollar terms. Also, emerging market equities struggled during the fourth quarter of 2016, as rising interest rates in the U.S. put pressure on many of these markets. When the Fed raised interest rates in December 2016 and set a more hawkish hike path for 2017, equities declined, albeit modestly, following the announcement.
Within the U.S. equity market, value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. Small-cap stocks performed best, followed at some distance by mid-cap and then large-cap stocks, though each market capitalization segment of the U.S. equity market generated double-digit gains during the annual period. (All as measured by the Russell Investments indices.)
In the S&P 500® Index, the best performing sectors were energy, telecommunication services and financials, each of which posted more than 20% gains. The weakest performing sectors in the S&P 500® Index during the annual period were health care, real estate and consumer staples, though only health care posted a negative absolute return during the annual period.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representaton of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S. global, international, country, emerging market, commodities, preferred, REITs, covered calls, sector specific, tax advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

3
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 9.82% during the 12 months ended December 31, 2016. This compares to the 12.37% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 10.1%, and the weighted average distribution yield of the Fund’s underlying closed-end funds was 8.9%. This compares to the First Trust Index’s average discount to NAV of 7.3% and average distribution yield of 9.1% during the same period. At December 31, 2016, the Fund’s weighted average discount to NAV was 10.7%, and the weighted average yield of its underlying closed-end funds was 8.2%. The First Trust Index’s average discount to NAV was 8.0%, and the weighted average yield of its underlying closed-end funds was 8.5% on December 31, 2016.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the annual period?
Equity closed-end funds posted strong returns during the annual period, outperforming fixed income closed-end funds and commodity closed-end funds.
As classified by Morningstar categories, in terms of absolute price returns, the best performing equity closed-end funds in the First Trust Index included financial, energy (including energy master limited partnerships (MLPs) and natural resources closed-end funds. Among the worst performing categories were healthcare, real estate and large growth closed-end funds. Most equity closed-end funds performed in line with or better than the performance of their underlying holdings. In the S&P 500® Index, the best performing sectors included energy, financials, materials and industrials, while healthcare was the worst performing sector, producing negative returns, during the annual period.
Equity performance was volatile during the annual period, influenced by a variety of global events, including the U.K. referendum on membership in the European Union, which resulted in a surprise “leave” vote, popularly known as Brexit. Other macro factors that affected the equity markets during the annual period were divergent monetary policies, OPEC’s agreement to cut oil production, and the unexpected Trump victory in the U.S. presidential elections. After the U.S. elections, the focus for investors shifted to the potential impact of proposed pro-growth policies, less regulation, lower corporate and individual tax rates, and higher interest rates. This shift in investor sentiment boosted performance of more cyclical sectors, like financials, materials and industrials.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund posted healthy absolute gains, its underperformance of the First Trust Index can be attributed primarily to its 6% average allocation to cash during this volatile, yet strongly performing, year for equity closed-end funds. Among sectors, the Fund’s relative results were hurt most by an overweighted allocation to and selections among healthcare closed-end funds, which declined during the annual period.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, global, large-cap blend, utilities and technology closed-end funds during the annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall hurt the Fund’s performance relative to the First Trust Index during the reporting period. The qualitative decision we made to keep some cash on hand, a 6% average weighting during the annual period, was the biggest driver of the Fund’s relative underperformance. Also, the Fund’s allocation to iShares NASDAQ Biotechnology ETF, an exchange-traded fund, hurt the Fund’s relative performance during the annual period.
Which equity market sectors most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in materials and real estate contributed positively to the Fund’s relative performance. Both allocation and selection decisions within the materials sector proved beneficial. Relative to underlying equity holdings of the First Trust Index, the Fund was overweight materials, which was among the top five performing sectors in the S&P 500® Index during the annual period. Materials stocks benefited from appreciating commodity prices during 2016. Relative to underlying equity holdings of the First Trust Index, the Fund was underweight real estate, which was among the weakest sectors in the S&P 500® Index during the annual period, and thus such positioning benefited relative results.
Detracting from relative results was positioning in the health care, financials and energy sectors, via underlying closed-end funds. Selections among health care and financials hurt relative performance. Having an overweighted allocation to health care, an equally-weighted allocation to financials and an underweighted allocation to energy further dampened the Fund’s relative results.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the annual period were positions in GAMCO Global Gold, Natural Resource & Income Trust, Neuberger Berman MLP Income Fund, BlackRock Utility and Infrastructure Trust, Fiduciary/Claymore MLP Opportunity Fund and ClearBridge American Energy MLP Fund.
Which underlying funds detracted significantly from the Fund’s performance during the annual period?
The closed-end funds that detracted most from the Fund’s performance during the annual period were positions in Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund, Eaton Vance Risk-Managed Diversified Equity Income Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund and Wells Fargo Global Dividend Opportunity Fund.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, the Fund invested in equity exchange-traded funds (ETFs).
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund’s buy and sell decisions were mainly driven by changes in the Value Line quantitative model. For instance, triggered by the Value Line quantitative model, the Fund bought and sold some energy MLP closed-end funds. New fund purchases included Neuberger Berman MLP Income Fund and Cohen & Steers MLP Income and Energy Opportunity Fund. Both appreciated during the annual period, contributing positively to the Fund’s return. The Fund sold its positions in ClearBridge Energy MLP Opportunity Fund and Cushing MLP Total Return Fund during the annual period, as these were deemed less attractive by the Value Line quantitative model.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, we decreased the Fund’s exposure to the consumer discretionary, consumer staples, financials and industrials sectors and increased its weighting in the energy sector. Again, the Fund’s sector allocation decisions are driven mainly by changes in the Value Line quantitative model.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

That said, during the annual period, we made a qualitative decision to add a technology equity ETF to the Fund’s portfolio. In January 2016, the Fund allocated assets to iShares U.S. Technology ETF, based on what we believed to be its appreciation potential given the growth prospects of its underlying technology stock constituents. The iShares U.S. Technology ETF appreciated significantly during the annual period, contributing positively to the Fund’s performance. We sold the Fund’s position in iShares U.S. Technology ETF by the end of the annual period.
Also, while the Fund’s exposure to underlying financials stocks decreased during the annual period, we made a qualitative decision to add to financials through an ETF holding, iShares U.S. Financials Services ETF, which contributed positively to the Fund’s performance for the annual period. Financials stocks broadly rallied due to the Federal Reserve (the Fed) resuming its tightening cycle and due to prospects for deregulation under the then-incoming U.S. presidential administration.
How was the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the Fund owned 34 closed-end funds and 2 ETFs, individually weighted within a range of 1.5% to 3.3% of total net assets. This compares to the First Trust Index, which owned 165 closed-end funds with weightings within a range of 0.1% to 3.2% of total net assets.
From a sector perspective, at the end of December 2016, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in health care and information technology. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in industrials and utilities and was rather neutrally weighted to the First Trust Index in consumer discretionary, consumer staples, energy, financials, materials, real estate and telecommunication services.
What is your tactical view and strategy for the months ahead?
We intend to continue monitoring changes in commodity prices, the overall macroeconomic environment, interest rate expectations and the implementation of policies by the new U.S. administration, as these changes will likely impact the performance of the equity closed-end fund market and the overall U.S. equity market. These factors will help guide us in our qualitative decision-making process as a way to enhance the performance of Value Line’s proprietary quantitative model.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2016) (Unaudited)
Company	Percentage of Net Assets
BlackRock Energy and Resources Trust	3.33%
General American Investors Co., Inc.	3.29%
Liberty All Star Equity Fund	3.17%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	3.12%
Wells Fargo Global Dividend Opportunity Fund	3.09%
BlackRock Resources & Commodities Strategy Trust	3.06%
BlackRock Global Opportunities Equity Trust	3.06%
Nuveen Dow 30sm Dynamic Overwrite Fund	3.03%
Eaton Vance Risk-Managed Diversified Equity Income Fund	3.01%
Alpine Total Dynamic Dividend Fund	2.98%
Total	31.14%
Portfolio Composition at December 31, 2016 (Unaudited):
(Percentage of Net Assets)
Portfolio Category Weightings* (As of 12/31/2016) (Unaudited):
(Percentage of Investment Securities, excluding short-term securities)
*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2016) (Unaudited)
	1 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	9.82%	1.06%
S&P 500® Index	11.96%	6.44%
First Trust Equity Closed End Total Return Index	12.37%	-0.38%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made since inception of the Fund and in the First Trust Equity Closed-End Fund Total Return Price Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2016 and held for six months ended December 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,046.40	$8.95	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82	1.75%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
December 31, 2016
Shares		Value
Closed-End Funds — 89.4%
CHINA REGION — 2.9%
2,000	China Fund, Inc. (The)	$30,100
1,900	Templeton Dragon Fund, Inc.	31,122
		61,222
CONSERVATIVE ALLOCATION — 2.9%
2,600	John Hancock Tax-Advantaged Dividend Income Fund	60,008
ENERGY LIMITED PARTNERSHIP — 17.1%
5,600	ClearBridge American Energy MLP Fund, Inc.	51,408
4,200	ClearBridge Energy MLP Total Return Fund, Inc.	53,676
5,500	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	59,895
5,300	Goldman Sachs MLP Income Opportunities Fund	51,516
3,500	Kayne Anderson Energy Total Return Fund, Inc.	41,335
3,100	Kayne Anderson Midstream/Energy Fund, Inc.	49,290
5,200	Neuberger Berman MLP Income Fund, Inc.	48,828
		355,948
EQUITY ENERGY — 3.3%
4,800	BlackRock Energy and Resources Trust	69,312
FOREIGN LARGE BLEND — 2.8%
10,700	BlackRock International Growth and Income Trust	58,957
GLOBAL REAL ESTATE — 2.4%
6,700	CBRE Clarion Global Real Estate Income Fund	48,910
HEALTH — 7.7%
2,500	Tekla Healthcare Investors	52,825
3,400	Tekla Healthcare Opportunities Fund	52,768
3,200	Tekla Life Sciences Investors	54,368
		159,961
INDIA EQUITY — 1.5%
1,500	India Fund, Inc. (The)	32,085
LARGE BLEND — 12.2%
4,500	Adams Diversified Equity Fund, Inc.	57,195
2,200	General American Investors Co., Inc.	68,486
12,800	Liberty All Star Equity Fund	66,048
4,200	Nuveen Dow 30sm Dynamic Overwrite Fund	63,000
		254,729
LARGE GROWTH — 8.7%
5,000	Eaton Vance Enhanced Equity Income Fund	62,000
Shares		Value
LARGE GROWTH — 8.7% (Continued)
7,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	$62,720
5,400	Eaton Vance Tax-Managed Diversified Equity Income Fund	55,890
		180,610
LARGE VALUE — 2.6%
6,000	Boulder Growth & Income Fund, Inc.	53,640
NATURAL RESOURCES — 3.1%
7,700	BlackRock Resources & Commodities Strategy Trust	63,679
PREFERRED STOCK — 2.9%
3,800	John Hancock Premium Dividend Fund	59,470
REAL ESTATE — 2.0%
3,500	Cohen & Steers Total Return Realty Fund, Inc.	42,350
TECHNOLOGY — 6.1%
3,450	Blackrock Science & Technology Trust	61,893
3,500	Nuveen NASDAQ 100 Dynamic Overwrite Fund	64,960
		126,853
UTILITIES — 2.1%
1,400	Reaves Utility Income Fund	43,008
WORLD ALLOCATION — 3.1%
11,800	Wells Fargo Global Dividend Opportunity Fund	64,310
WORLD STOCKS — 6.0%
8,200	Alpine Total Dynamic Dividend Fund	62,156
5,500	BlackRock Global Opportunities Equity Trust	63,635
		125,791
Total Closed-End Funds (Cost $1,825,377)		1,860,843
Exchange-Traded Funds — 4.5%
FINANCIAL — 2.3%
450	iShares U.S. Financial Services ETF	47,817
HEALTH — 2.2%
170	iShares Nasdaq Biotechnology ETF	45,115
Total Exchange-Traded Funds (Cost $88,916)		92,932

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
December 31, 2016
Shares		Value
Short-Term Investment — 5.6%
Money Market Fund — 5.6%
117,509	State Street Institutional Liquid Reserves Fund	$117,509
Total Short-Term Investments (Cost $117,511)		117,509
Total Investments — 99.5% (Cost $2,031,804)		$2,071,284
Cash And Other Assets In Excess Of Liabilities — 0.5%		10,448
Net Assets — 100.0%		$2,081,732
Net Asset Value Per Outstanding Share ($2,081,732 ÷ 206,384 shares outstanding)		$10.09
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$1,860,843	$—	$—	$1,860,843
Exchange-Traded Funds	92,932	—	—	92,932
Short-Term Investment	117,509	—	—	117,509
Total Investments in Securities	$2,071,284	$—	$—	$2,071,284

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At December 31, 2016

Assets:
Investment securities, at value (Cost – $2,031,804)	$2,071,284
Cash	8,966
Receivable from Adviser	13,748
Dividends receivable	11,006
Total Assets	2,105,004
Liabilities:
Accrued expenses:
Custody and accounting fees payable	8,096
Administration fee payable	7,073
Printing fee payable	3,699
Directors’ fees and expenses	1,233
Other	3,171
Total Liabilities	23,272
Net Assets	$2,081,732
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 206,384 shares)	$2,064
Additional paid-in capital	$1,957,790
Undistributed net investment income	9,120
Accumulated net realized gain on investments	73,278
Net unrealized appreciation (depreciation) of investments	39,480
Net Assets	$2,081,732
Net Asset Value Per Outstanding Share ($2,081,732 ÷ 206,384 shares outstanding)	$10.09

For the Year Ended
December 31, 2016

Investment Income:
Dividends	$34,334
Interest	275
Total Income	34,609
Expenses:
Advisory fee	14,210
Service and distribution plan fees	5,684
Sub-transfer agent fees	1,333
Custody and accounting fees	42,218
Auditing and legal fees	14,694
Administration fees	9,379
Printing and postage	9,071
Professional fees	6,328
Transfer agent fees	3,766
Other	4,575
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	111,258
Less: Advisory Fees Waived and Expenses Reimbursed	(79,416)
Less: Service and Distribution Plan Fees Waived	(5,642)
Less: Sub-transfer Agent Fees Waived	(1,333)
Net Expenses	24,867
Net Investment Income	9,742
Net Realized and Unrealized Gain on Investments:
Net Realized Gain From:
Investments	73,384
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	90,447
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	163,831
Net Increase in Net Assets from Operations	$173,573

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$9,742	$9,488
Net realized gain on investments	73,384	7,446
Change in net unrealized appreciation/(depreciation) on investments	90,447	(50,967)
Net increase/(decrease) in net assets from operations	173,573	(34,033)
Distributions to Shareholders from:
Net investment income	(10,352)	—
Net realized gain from investment transactions	(7,552)	—
Total distributions	(17,904)	—
Share Transactions:
Proceeds from sale of fund shares	1,146,864	912,385
Proceeds from reinvestment of dividends and distributions to shareholders	17,904	—
Cost of fund shares redeemed	(115,730)	(1,327)
Net increase in net assets from fund share transactions	1,049,038	911,058
Total increase in net assets	1,204,707	877,025
Net Assets:
Beginning of year	877,025	—
End of year	$2,081,732	$877,025
Undistributed net investment income included in net assets, at end of year	$9,120	$9,730

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Years Ended December 31,
	2016	2015
Net asset value, beginning of year	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	0.90	(0.80)
Total from investment operations	0.91	(0.70)
Less distributions:
Dividends from net investment income	(0.07)	—
Distributions from net realized gains	(0.05)	—
Total distributions	(0.12)	—
Net asset value, end of year	$10.09	$9.30
Total return*	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,082	$877
Ratio of gross expenses to average net assets(1)	7.81%	21.69%
Ratio of net expenses to average net assets(2)	1.75%	1.75%
Ratio of net investment income to average net assets	0.68%	2.06%
Portfolio turnover rate	74%	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the waivers/reimbursements by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

December 31, 2016

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line VIP Equity Advantage Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which Eulav Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2016

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2016, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2016

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	123,017	94,434
Shares issued to shareholders in reinvestment of dividends and distributions	1,820	—
Shares redeemed	(12,746)	(141)
Net decrease	112,091	94,293
Dividends per share from net investment income	$0.0695	$—
Distributions per share from net realized gains	$0.0507	$—

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2016
PURCHASES:
Investment Securities	$2,061,948
SALES:
Investment Securities	$1,017,773

4.
Income Taxes

At December 31, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,032,263
Gross tax unrealized appreciation	$105,357
Gross tax unrealized depreciation	(66,336)
Net tax unrealized appreciation on investments	$39,021
Undistributed ordinary income	$51,996
Undistributed long-term gain	$30,861

The tax composition of distributions to shareholders for the year ended December 31, 2016 were as follows:
2016
Ordinary income	$10,352
Long-term capital gain	7,552
17,904

The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $14,210 was paid or payable to the Adviser for the year ended December 31, 2016. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

December 31, 2016

services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2016, fees amounting to $5,684, before fee waivers, were accrued under the Plan.
Effective January 1, 2015, the Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of the Fund. For the year ended December 31, 2016, the Adviser waived fees of  $14,210, reimbursed expenses of $65,206 and the Distributor waived fees of  $5,642.
As of December 31, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2018	$89,917	$1,833
December 31, 2019	$79,416	$5,642
During the year ended December 31, 2016, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2016, the Distributor waived $1,333 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

■ Value Line VIP Equity Advantage Fund
 Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Value Line VIP Equity Advantage Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Variable Trust, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2017

■ Value Line VIP Equity Advantage Fund
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2016 qualifies for the corporate dividends received deductions.
During the calendar year 2016, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2016, the Fund distributed $7,552 from long-term gains.
 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line VIP Equity Advantage Fund
Management Information
MANAGEMENT OF THE FUND
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 46	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 60	Trustee	Since 2014	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust (2014 to present)
Michael Kuritzkes Age: 56	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Inc., 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012 .	12	None
Paul Craig Roberts Age: 77	Trustee	Since 2014	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Trustee	Since 2014	Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

■ Value Line VIP Equity Advantage Fund
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 46	President	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3   Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2016 - $370

Audit Fees 2015 - $147

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2016 - $14,245

Tax Preparation Fees 2015 - $3,958

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2016 - None

Aggregate Non-Audit Fees 2015 - None

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2017